                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2005

Date of reporting period: DECEMBER 31, 2005

Item 1. Report to Shareholders.

Van Eck Global

Worldwide Insurance Trust

ANNUAL REPORT
December 31, 2005

Worldwide Real Estate Fund

GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2005 and are subject to change.

Worldwide Real Estate Fund

Dear Shareholder:

We are pleased to report that the Initial Class shares of the Van Eck Worldwide Real Estate Fund gained 21.01% for the twelve months ended December 31, 2005, with much of this gain occurring in the latter half of the year. The Fund handily outpaced both the broader stock market’s 2005 total return of 4.91% as measured by the S&P 500 Index(1), and the 14.78% total return posted by the benchmark Citigroup World Property Index(2). 2005 marked the sixth consecutive calendar year in which real estate investments outperformed the general stock market. Real estate investments once again demonstrated that they can provide attractive diversification benefits to an investment portfolio, especially given their low correlation to more traditional equities. It is also noteworthy that global real estate companies outperformed domestic real estate investments, as illustrated by the 12.13% gain of the Morgan Stanley Capital International (MSCI) US REIT Index(3).

Global demand for real estate property companies and REITs* has grown substantially in recent years, given that they are one of the few ways to invest directly in commercial real estate. In addition to providing opportunities for growth, they offer attractive income potential, and are generally more liquid than direct investments in property. The Van Eck Worldwide Real Estate Fund takes a global approach to real estate investing. At the end of 2005, 45.7% of the Fund’s assets were invested outside of the U.S. As the Fund has international exposure, we are able to seek out the world’s most compelling real estate investments, which continue to expand. More than a dozen countries currently offer REITs or REIT-like structures and we expect this number to rise; at this writing, India, through its Associated Chambers of Commerce and Industry of India (ASSOCHAM), has recently proposed the creation of REITs.

Market and Economic Review

With the broader stock market’s lackluster showing for most of the year, investors continued to embrace real estate investments in 2005. Japanese real estate stocks led for the period, followed by European and then North American stocks, with U.S. stocks outpacing Canadian companies. Lured by strong relative performance and attractive dividend yields, net flows into the sector were strong for the year. Throughout much of the year, investors bid up higher quality REITs.

The year was not without its challenges, marked by a monthly zigzag of ups and downs that ultimately proved positive. The overall gains in real estate for the year came as a surprise to many real estate investors and industry experts. Not least of the year’s threats was the rising interest rate environment, in which the Federal Reserve raised short-term interest rates eight times over the course of the year (increasing the federal funds rate from 2.25% to 4.25%) . Given that interest rates and REIT stock prices have historically moved inversely, last year’s tightening campaign was reason for concern. But it is a complex balance, as higher interest rates are a sign that the economy is growing and this usually translates into higher occupancy rates for commercial property owners.

In addition, the federal budget and trade deficits, and threats of a possible housing bubble all weighed heavily. In the Fund’s semi-annual letter, we stated “this bubble may exist in single-family housing markets but not among the commercial property types that make up the holdings of the Fund.” This proved true for the remainder of the year: residential housing continued to come under pressure, while commercial property markets performed well. The strength of the commercial real estate market helped many North American property companies to expand their portfolios rapidly and significantly in 2005. Merger and acquisition activity was also brisk throughout the year. At the same time, however, North American real estate investments were the most volatile of the three major regions in 2005, given the aforementioned challenges.

*	Real estate investment trusts (REITs) are publicly traded compa- nies with portfolios of commercial property that distribute most of their income to shareholders.

Worldwide Real Estate Fund

While the first half of the year brought mixed results, strong second quarter earnings reports helped initiate positive momentum that helped real estate investments end the year with double-digit results. Among the asset classes, retail in general and malls in particular posted the strongest gains. Special dividend announcements in July also boosted the group; for example, office REIT Boston Properties (3.1% of Fund net assets as of December 31) announced a $2.50 per share special dividend in July. With the exception of a poor showing of the U.S. hotel sector in August, real estate companies posted decent results through the second half of the year. As the year ended, office vacancies in Tokyo fell to their lowest point during November since January 2002—another sign of the strength of the Japanese real estate market and the country’s economy. Within European real estate, both the UK and Danish markets were leaders.

Fund Review

In terms of its regional weightings, the Fund concentrated most of its investment in the U.S. for the year (51.4% of Fund net assets as of December 31), followed by Japan (17.1%) and Canada (9.4%) . Although our overweight Japanese real estate position detracted from relative performance during the first six months, it provided a welcome boost to performance in the last half. As the year came to a close, Asian real estate investments were front-runners, with Japanese equities leading the way. As we mentioned above, Japanese office vacancies hit a three-year low, helping the performance of real estate equities. Moreover, an additional boost came in December on news that New York-based American International Group (0% of Fund net assets as of December 31) might buy a Mori Trust office property next to Tokyo’s main train station. If completed, the deal would represent one of the largest transactions ever in Japan’s real estate market. Finally, throughout the period we maintained a slightly overweight position in Spanish real estate equities (3.4% of Fund net assets at yearend), which for the most part, helped the Fund’s performance.

Throughout 2005, the Fund maintained a large allocation to the hotel sector (21.3% of Fund net assets as of December 31). We had confidence that the fundamentals for hotels in major urban areas would continue to accelerate rapidly. The group was helped by relatively inexpensive valuations, limited new construction and strong revenue growth. Throughout most of 2005, U.S. room occupancy and revenues increased. A strong performer for the year included Fund holding MeriStar Hospitality (7.1% of Fund net assets at yearend), despite a lackluster first quarter. Texas-based La Quinta (6.0% of Fund net assets at yearend) was a strong performer for the year despite a difficult summer. The stock performed especially well in November—and in fact was a top global performer for that month. On November 9, Blackstone Group agreed to buy the hotel operator at an almost 40% premium to its November 8 closing price. A notable detractor for the year was Fund holding Lodgian (3.7% of Fund net assets at yearend), the U.S. group that operates nationally recognized hotel brands including Crowne Plaza, Hilton, Holiday Inn and Marriott. It suffered due to weakness in corporate travel, and the ongoing burden of its heavy debt load.

The Fund’s performance also benefited from its investments in the apartment sector, which accounted for 11.9% of Fund net assets as of December 31. Continued talks of a housing bubble improved the prospects for this sector. In the first half, we added several holdings that had strong results in the second half of the year. Post Properties (3.7% of Fund net assets at yearend), a REIT that develops and operates upscale multi-family apartment communities, benefited from strong apartment markets in its primary metropolitan areas in Georgia (Atlanta), Texas (Dallas) and Florida (Tampa and Orlando). October was a particularly outstanding month for Post, given its 9.5% rise on increased expectations of a potential takeover or that it might go private. We also added AIV (Apartment Investment & Management Co., 1.7% of Fund net assets at yearend), an apartment operator in 47 states, D.C. and Puerto Rico; it, too, advanced strongly in the final two quarters.

Retail sector investments accounted for 2.2% of the Fund’s net assets as of December 31, down from

Worldwide Real Estate Fund

10.4% at the end of 2004. In the first half, the retail sector enjoyed the best leasing velocity it has seen in years, and retail earnings growth was driven higher. Our position in the office/industrial sector (which stood at 14.2% at yearend, down from 16.6% at the end of 2004) was driven throughout the year by a sustained recovery in office fundamentals. Although concerns over rising interest rates put pressure on the group early in the year, the sector performed well in 2005 with a high number of office buildings in urban areas selling at or near record levels. By contrast, the Fund’s second-half acquisition of New Century Financial, a mortgage REIT specializing in the sub-prime mortgage market, detracted from the Fund’s performance in the final two quarters (2.6% of Fund net assets at yearend). The company struggled because of lower volumes and compressed margins.

As a diversified portfolio of global real estate securities, the Van Eck Worldwide Real Estate Fund is positioned to move into what it believes are the most attractive markets as they emerge, while attempting to diversify against adverse conditions in any single real estate market. Though the Fund remains concentrated in North American real estate companies, we continue to seek favorable real estate market trends worldwide, ranging from short-term cyclical opportunities to broader long-term trends.

* * *

As was our view at mid-year, we continue to see healthy growth in the real estate sector. While REIT earnings growth may not be accelerating quickly, little new construction is underway and replacement costs have continued to rise. In addition, vacancy rates have declined while effective rents have risen. REITs have enjoyed a strong period of growth and have benefited from new property acquisitions. We maintain a cautiously optimistic view of the real estate sector and believe that profitable acquisitions and development opportunities remain available for those companies that can access inexpensive capital.

Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. In addition, the Fund is subject to all the risks associated with companies in the real estate industry such as declines in property values, adverse economic conditions, overbuilding and competition. The Fund is also subject to the risks associated with investment in junk bonds. The Fund may engage in active and frequent trading to achieve its investment objectives. As a result, the Fund may suffer increased transaction costs that may affect performance.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the “1940 Act”) to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the non-diversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund’s value. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We would like to thank you for your participation in the Van Eck Worldwide Real Estate Fund. We look forward to helping you meet your investment goals in the future.

Samuel R. Halpert
Investment Team Member

January 23, 2006

Van Eck Worldwide Real Estate Fund

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

(1) The S&P (Standard & Poor’s) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

(2) The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the index.

(3) On June 20, 2005, the official name of the Morgan Stanley REIT Index was changed to the MSCI US REIT Index. The Index will continue to be calculated with dividends reinvested on a daily basis. The Index is a total return index of the most actively traded REITs, and is designed to be a measure of real estate equity performance.

Worldwide Real Estate Fund

     Geographical Weightings*
as of December 31, 2005 (unaudited)

     Sector Breakdown*
as of December 31, 2005 (unaudited)

Diversified	33.8%
Hotels and Motels	21.3%
Apartments	11.9%
Office	9.8%
Industrial	4.4%
Forest Products	2.4%
Regional Malls	2.2%
Healthcare	1.9%
Storage	1.7%
Home Building	1.4%
Land	0.9%
Other	5.4%
Cash/Equivalents Less
Other Assets Less
Liabilities	2.9%

*Percentage of net assets.
Portfolio is subject to change.

Worldwide Real Estate Fund
Top Ten Equity Holdings as of December 31, 2005* (unaudited)

MeriStar Hospitality Corp.
(U.S., 7.1%)

MeriStar Hospitality is a hotel real estate investment trust and a hotel management company. The company owns hotel and resort properties in the United States and Canada. Through Interstate Hotels & Resorts, MeriStar manages hotels and resorts in the United States, Canada and the Caribbean.

La Quinta Corp.
(U.S., 6.0%)

La Quinta owns, manages and franchises hotels. The company owns and operates limited service hotels under the La Quinta Inns and La Quinta Inn Suites names in the United States.

Mitsubishi Estate Co., Ltd. (Japan, 5.7%)

Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities, including golf and tennis clubs.

Mitsui Fudosan Co., Ltd.
(Japan, 4.9%)

Mitsui Fudosan provides overall real estate services, such as leasing, subdivision, construction, sales and maintenance of office buildings and residential housing. The company also manufactures building materials, operates commercial facilities, including hotels and golf courses, and provides financial services.

Sumitomo Realty & Development Co., Ltd.
(Japan, 4.0%)

Sumitomo Realty & Development develops, manages, and sells houses and condominiums. The company also develops and manages real estate in overseas markets. Sumitomo undertakes infrastructure projects, manages real estate properties, provides financing services to its customers and operates fitness clubs and restaurants.

Post Properties, Inc.
(U.S., 3.7%)

Post Properties develops and operates upscale multi-family apartment communities in the Southeastern and Southwestern United States. The company operates as a self-administered and self-managed real estate investment trust, whose primary business consists of developing and managing Post brand-name apartment communities for its own account.

Lodgian, Inc.
(U.S., 3.7%)

Lodgian owns and operates full and mid-priced hotels in the United States and Canada. The company operates hotels under franchises such as Holiday Inn, Marriott, Hilton and Crowne Plaza.

Killam Properties
(Canada, 3.2%)

Killam Properties is a real estate company based in Halifax, Nova Scotia. It is the largest owner and manager of multi-family residential rental properties and manufactured home communities in Atlantic Canada. The company is focused on the acquisition, re-development, and management of multi-family residential properties in the provinces of New Brunswick, Nova Scotia, Prince Edward Island and Newfoundland.

Multiplex Group
(Australia, 3.2%)

Multiplex Group is an integrated property group with operations in construction, property development, facilities management and investment management in Australia and New Zealand. The group also holds a portfolio of investment properties encompassing retail and commercial properties.

Boston Properties, Inc.
(U.S., 3.1%)

Boston Properties develops, redevelops, acquires, manages, operates, and leases office, industrial, and hotel properties. The company has a significant presence in the Massachusetts, Washington, D.C., California, Maryland, New Jersey and Virginia markets.

*Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

     Worldwide Real Estate Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2005-
		July 1, 2005	December 31, 2005	December 31, 2005

Initial Class	Actual	$1,000.00	$1,166.10	$6.01
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

Class R1	Actual	$1,000.00	$1,166.70	$6.12
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2005) of 1.10% on Initial Class and 1.12% on Class R1 shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

Worldwide Real Estate Fund
Performance Comparison

These graphs compare a hypothetical $10,000 investment in the Van Eck Worldwide Real Estate Fund made at its inception (Initial Class and Class R1) with a similar investment in the Citigroup World Property Index and the Standard & Poor’s 500 Index.

Van Eck Worldwide Real Estate Fund (Initial Class) vs. Citigroup World Property Index and Standard & Poor’s 500 Index (unaudited)	Van Eck Worldwide Real Estate Fund (Class R1) vs. Citigroup World Property Index and Standard & Poor’s 500 Index (unaudited)

Average Annual Total Return 12/31/05	1 Year	5 Year	Since Inception	Average Annual Total Return 12/31/05	1 Year	Since Inception

Van Eck Worldwide Real Estate Fund				Van Eck Worldwide Real Estate Fund
(Initial Class)[1]	21.01%	17.40%	12.59%	(Class R1)[1]	21.01%	31.55%

Citigroup World Property Index	14.78%	18.22%	8.74%	Citigroup World Property Index	14.78%	30.10%

Standard & Poor’s 500 Index	4.91%	0.54%	5.74%	Standard & Poor’s 500 Index	4.91%	9.41%

1 Inception date for the Van Eck Worldwide Real Estate Fund was 6/23/97 (Initial Class) and 5/1/04 (Class R1); index returns are calculated as of nearest month end (6/30/97 and 4/30/04, respectively).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the index.

The Standard & Poor’s (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

Worldwide Real Estate Fund
Schedule of Portfolio Investments
December 31, 2005

	No. of		Value
Country	Shares	Securities	(Note 1)

Common Stocks:
AUSTRALIA: 6.2%
	61,324	Lend Lease Corp. Ltd.#	$649,270
	300,000	Multiplex Group#	689,153

			1,338,423

CANADA: 9.4%
	22,250	Brookfield Properties Corp. (USD)	654,595
	13,200	Killam Properties†	32,703
	270,000	Killam Properties† R	668,932
	36,800	Mainstreet Equity Corp.†	162,718
	39,400	TimberWest Forest Corp.
		(Stapled Units)	521,967

			2,040,915

FRANCE: 0.8%
	1,250	Unibail S.A.#	166,270

GERMANY: 1.5%
	15,000	IVG Immobilien AG#	315,162

HONG KONG: 3.7%
	30,000	Cheung Kong Holdings Ltd.#	307,080
	200,000	Hang Lung Properties Ltd.#	311,626
	20,000	Sun Hung Kai Properties Ltd.#	194,246

			812,952

ITALY: 0.9%
	200,000	Beni Stabili S.p.A.#	192,925

JAPAN: 17.1%
	6,000	Goldcrest Co., Ltd.#	543,225
	60,000	Mitsubishi Estate Co., Ltd.#	1,242,421
	52,000	Mitsui Fudosan Co., Ltd.#	1,052,776
	40,000	Sumitomo Realty &
		Development Co., Ltd.#	868,776

			3,707,198

SPAIN: 3.4%
	5,000	Inmobiliaria Colonial, S.A.#	283,684
	17,540	Inmobiliaria Urbis, S.A.#	322,042
	5,000	Sacyr Vallehermoso, S.A.#	121,944

			727,670

UNITED KINGDOM: 2.7%
	16,160	British Land Co. PLC#	296,571
	10,562	Land Securities Group PLC#	302,542

			599,113

UNITED STATES: 51.4%
	8,000	AMB Property Corp.	393,360
	10,000	Apartment Investment &
		Management Co. (Class A)	378,700
	9,000	Boston Properties, Inc.	667,170
	5,998	Brookfield Homes Corp.	298,281
	100,000	Denny’s Corporation†	403,000
	30,000	Equity Inns Inc.	406,500
	10,000	General Growth Properties, Inc.	469,900
	10,300	Hilton Hotels Corp.	248,333
	116,200	La Quinta Corp. (Paired Certificate)†	1,294,467
	10,000	Liberty Property Trust	428,500
	74,400	Lodgian, Inc.†	798,312
	20,000	LTC Properties, Inc.	420,600
	164,500	MeriStar Hospitality Corp.†	1,546,299
	11,500	Mesabi Trust	194,235
	20,000	MVC Capital Inc.	213,200
	15,500	New Century Financial Corp.	559,085
	20,000	Post Properties, Inc.	799,000
	12,000	ProLogis	560,640
	5,500	Public Storage, Inc.	372,460
	5,000	SL Green Realty Corp.	381,950
	5,000	Starwood Hotels & Resorts
		Worldwide, Inc. (Paired Certificate)	319,300

			11,153,292

Total Common Stocks: 97.1%
(Cost: $12,199,625)			21,053,920

See Notes to Financial Statements

Worldwide Real Estate Fund
Schedule of Portfolio Investments (continued)
December 31, 2005

Short-Term	Date of	Interest	Value
Obligations: 3.1%	Maturity	Rate	(Note 1)

Repurchase Agreement (Note 10):
Purchased on 12/30/05;
maturity value $677,263
(with State Street Bank & Trust
Co., collateralized by
$690,000 Federal Home
Loan Bank 4.125%
due 2/15/08 with a
value of $691,617)
(Cost $677,000)	1/3/06	3.50%	$677,000

Total Investments: 100.2%
(Cost: $12,876,625)			21,730,920
Other assets less
liabilities: (0.2)%			(41,199)

Net Assets: 100.0%			$21,689,721

†	Non-income producing

#	Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggre- gate value for fair valued securities is $7,859,713, which rep- resented 36.2% of net assets.

R	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from reg- istration, normally to qualified institutional buyers. At December 31, 2005, this security is considered liquid and the market value amounted to $668,932 or 3.1% of total net assets.

Restricted securities held by the Fund are as follows:
	Acquisition	Acquisition		Value as %
Security	Date	Cost	Value	of Net Assets

Killam
Properties	11/11/03	$337,932	$668,932	3.1%

Summary of
Investments	% of
by Industry	Net
(Unaudited)	Assets

Apartments	11.9%
Diversified	33.8%
Forest Products	2.4%
Healthcare	1.9%
Home Building	1.4%
Hotels and Motels	21.3%
Industrial	4.4%
Land	0.9%
Office	9.8%
Other	5.4%
Regional Malls	2.2%
Storage	1.7%
Short-Term
Obligations	3.1%
Other Assets Less
Liabilities	(0.2)%

100.0%

See Notes to Financial Statements

Worldwide Real Estate Fund

Statement of Assets and Liabilities
December 31, 2005
Assets:
Investments, at value (cost $12,876,625) (Note 1)		$21,730,920
Cash		307
Receivables:
Dividends and interest		99,495
Prepaid expenses and other assets		12,578

Total assets		21,843,300

Liabilities:
Payables:
Capital shares redeemed		101,616
Due to Adviser.		9,520
Accrued expenses		42,443

Total liabilities.		153,579

Net Assets		$21,689,721

Initial Class Shares:
Net Assets		$16,479,464

Shares outstanding		792,927

Net asset value, redemption and offering price per share		$20.78

Class R1 Shares:
Net Assets		$5,210,257

Shares outstanding		251,519

Net asset value, redemption and offering price per share		$20.72

Net Assets consist of:
Aggregate paid in capital		$5,866,836
Unrealized appreciation of investments and foreign currency transactions		8,854,325
Undistributed net investment income		422,847
Undistributed realized gain		6,545,713

		$21,689,721

Statement of Operations
Year Ended December 31, 2005
Income (Note 1):
Dividends (net of foreign taxes withheld of $28,567)		$832,791
Interest		62,637

Total income		895,428
Expenses:
Management (Note 2)	$286,915
Professional services.	40,107
Reports to shareholders	15,382
Transfer agency — Initial Class Shares	12,293
Transfer agency — R1 Class Shares	12,063
Custodian.	11,941
Trustees’ fees and expenses.	6,388
Interest	65
Other	16,291

Total expenses.	401,445
Expenses assumed by the Adviser (Note 2)	(85,773)

Net Expenses		315,672

Net investment income		579,756

Realized and Unrealized Gain (Loss) on Investments (Note 3):
Realized gain from security transactions.		6,327,714
Realized loss from foreign currency transactions		(5,419)
Change in unrealized appreciation of investments		(2,042,044)
Change in unrealized appreciation of foreign denominated assets and liabilities		(449)

Net realized and unrealized gain on investments		4,279,802

Net Increase in Net Assets Resulting from Operations		$4,859,558

See Notes to Financial Statements

Worldwide Real Estate Fund

Statements of Changes in Net Assets
	Year Ended December 31,

	2005	2004

Change in Net Assets from:
Operations:
Net investment income	$579,756	$837,534
Realized gain from security transactions	6,327,714	1,317,931
Realized gain (loss) from foreign currency transactions	(5,419)	2,994
Change in unrealized appreciation of investments	(2,042,044)	(124)
Change in unrealized appreciation of foreign denominated assets and liabilities	(449)	5,398,532

Net increase in net assets resulting from operations	4,859,558	7,556,867

Distributions to shareholders from:
Net investment income
Initial Class Shares	(600,182)	(331,869)
Class R1 Shares	(65,302)	—

	(665,484)	(331,869)

Net realized gains
Initial Class Shares	(284,297)	—
Class R1 Shares	(30,932)	—

	(315,229)	—

Total distributions	(980,713)	(331,869)

Capital share transactions*:
Proceeds from sales of shares
Initial Class Shares	5,811,403	13,037,291
Class R1 Shares	2,425,449	2,781,167

	8,236,852	15,818,458

Reinvestment of distributions
Initial Class Shares	884,479	331,869
Class R1 Shares	96,234	—

	980,713	331,869

Cost of shares reacquired
Initial Class Shares	(21,476,519)	(11,426,131)
Class R1 Shares	(1,022,297)	(216,490)
Reimbursement of transaction costs (Note 12)	13,585	—
Redemption fees	1,473	285

	(22,483,758)	(11,642,336)

Net increase (decrease) in net assets resulting from capital share transactions	(13,266,193)	4,507,991

Total increase (decrease) in net assets	(9,387,348)	11,732,989
Net Assets:
Beginning of year	31,077,069	19,344,080

End of year (including undistributed net investment income of $422,847 and $811,899,
respectively)	$21,689,721	$31,077,069

* Shares of Beneficial Interest Issued and Reacquired (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	335,085	883,772
Reinvestment of distributions	53,122	24,154
Shares reacquired	(1,181,477)	(782,971)

Net increase (decrease)	(793,270)	124,955

Class R1 Shares:†
Shares sold	136,011	178,393
Reinvestment of distributions	5,801	—
Shares reacquired	(54,967)	(13,719)

Net increase	86,845	164,674

† Inception date of Class R1 shares May 1, 2004

See Notes to Financial Statements

Worldwide Real Estate Fund

Financial Highlights
For a share outstanding throughout each period:

						Class R1 Shares

							For the
		Initial Class Shares				Year	Period
						Ended	May 1, 2004*
		Year Ended December 31,				December	through
						31,	December 31,
	2005	2004	2003	2002	2001	2005	2004

Net Asset Value, Beginning of Period	$17.75	$13.24	$10.07	$10.87	$10.62	$17.70	$13.55

Income (Loss) From Investment Operations:
Net Investment Income	0.73	0.49	0.33	0.38	0.35	0.41	0.18
Net Realized and Unrealized Gain (Loss)
on Investments	2.86	4.24	3.06	(0.85)	0.20	3.17	3.97

Total from Investment Operations	3.59	4.73	3.39	(0.47)	0.55	3.58	4.15

Less Distributions from:
Net Investment Income	(0.38)	(0.22)	(0.22)	(0.33)	(0.30)	(0.38)	—
Net Realized Gains	(0.18)	—	—	—	—	(0.18)	—

Total Distributions	(0.56)	(0.22)	(0.22)	(0.33)	(0.30)	(0.56)	—

Redemption fees	—(c)	—(c)	—	—	—	—(c)	—(c)

Net Asset Value, End of Period	$20.78	$17.75	$13.24	$10.07	$10.87	$20.72	$17.70

Total Return (a)	21.01%	36.21%	34.50%	(4.48)%	5.34%	21.01%	30.63%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$16,479	$28,163	$19,344	$15,309	$13,947	$5,210	$2,915
Ratio of Gross Expenses to Average
Net Assets	1.36%	1.45%	1.49%	1.48%	1.62%	1.62%	2.46%(d)
Ratio of Net Expenses to Average
Net Assets (b)	1.10%	1.20%	1.49%	1.48%	1.50%	1.10%	1.10%(d)
Ratio of Net Investment Income to Average
Net Assets	1.99%	3.52%	2.68%	3.04%	4.17%	2.23%	4.01%(d)
Portfolio Turnover Rate	22%	29%	19%	139%	74%	22%	29%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvest- ment of distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratios would be 1.10%, 1.20%, 1.49%, 1.46% and 1.50% for the Initial Class Shares for the years end- ing December 31, 2005, 2004, 2003, 2002 and 2001, respectively and 1.10% and 1.10%, for the Class R1 Shares for the periods end- ing December 31, 2005 and 2004, respectively.

(c)	Amount represents less than $0.01 per share.

(d)	Annualized.

*

See Notes to Financial Statements

Worldwide Real Estate Fund

Notes To Financial Statements

Note 1—Significant Accounting Policies—Van Eck Worldwide Insurance Trust (the “Trust”), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The Worldwide Real Estate Fund (the “Fund”) is a non-diversified fund of the Trust and seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates. The Fund offers two classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class and Class R1 shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s daily net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Portfolio Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Note 2—Management Agreement—Van Eck Associates Corp. (the “Adviser”) earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.10% of the average daily net assets except for interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 2004 through April 30, 2006. For the year ended December 31, 2005 the Adviser assumed expenses in the amount of $85,773. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 3—Investments—For the year ended December 31, 2005, purchases and sales of securities, other than U.S. government securities and short-term obligations, aggregated $5,571,940 and $17,559,020 respectively.

Worldwide Real Estate Fund

Notes To Financial Statements (continued)

Note 4—Income Taxes—For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $12,876,216 and net unrealized appreciation aggregated $8,854,704 of which $9,094,212 related to appreciated securities and $239,508 related to the depreciated securities.

At December 31, 2005, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$870,752
Undistributed long term capital gains	6,103,900
Accumulated capital and other losses	(5,216)
Unrealized appreciation	8,854,734

Total	$15,824,170

The tax character of distributions paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

	2005	2004

Ordinary income	$796,829	$331,869
Long term capital gains	183,884	—

Total	$980,713	$331,869

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2005 the Fund intends to defer to January 1, 2006, for federal income tax purposes, post-October currency losses of $5,216.

During 2005, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $303,324, increased undistributed realized gain by $319,381 and decreased aggregate paid in capital by $16,057. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions and investments in Real Estate Investment Trusts and Passive Foreign Investment Companies.

Note 5—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The aggregate shareholder accounts of three insurance companies own approximately 54%, 26% and 11% of the Initial Class shares and the aggregate shareholder accounts of one insurance company owns approximately 99% of the Class R1 shares.

Note 6—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 7—Forward Foreign Currency Contracts—The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized gains and losses from forward foreign currency contracts are included in realized gains and losses from foreign currency transactions on the Statement of Operations. At December 31, 2005, the Fund had no forward foreign currency contracts outstanding.

Note 8—Trustee Deferred Compensation Plan—The Trust established a Deferred Compensation Plan (the “Plan”) for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. At December 31, 2005, the net value of the asset and corresponding liability of the Fund’s portion of the Plan is $2,631.

Note 9—Bank Line of Credit—The Trust may participate with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2005, there were no borrowings by the Fund under the Facility.

Note 10—Repurchase Agreement—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral. Note 11—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the United States Securities and Exchange Commission

See Notes to Financial Statements

Worldwide Real Estate Fund

Notes To Financial Statements (continued)

(“SEC”) have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of the U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Note 12—Reimbursement of Transaction Costs—In connection with a full redemption of its shares in the Fund by an insurance company, the Fund was reimbursed for the transaction costs of $13,585 incurred in selling securities to meet the redemption.

Note 13—Subsequent Event—A distribution of $6.85 per share was paid on January 31, 2006 to shareholders of record of the Initial Class shares and the Class R1 shares as of January 30, 2006 with a reinvestment date of January 31, 2006.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Real Estate Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Real Estate Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2006

Worldwide Real Estate Fund

Board of Trustees/Officers (unaudited)

Position(s),
Term of
	Office[2]		Number of
	and Length		Portfolios	Other
Trustee’s	of Time	Principal	in Fund	Directorships
Name, Address[1]	with the	Occupation(s) During	Complex[3]	Held Outside
and Age	Trust	Past 5 Years	Overseen	Fund Complex

Interested Trustee:
Jan F. van Eck	Trustee	Director and Executive Vice President,	9	None
42†	since 1998	Van Eck Associates Corporation;
Director, Executive Vice President and
Chief Compliance Officer, Van Eck
Securities Corporation; Director and
President, Van Eck Absolute Return
Advisers Corporation; Director, Greylock
Capital Associates LLC; Officer of two
other investment companies advised
by the Adviser.
Independent Trustees:

Richard C. Cowell	Trustee	Private investor	9	Director, West Indies
78‡¶	since 1985			& Caribbean
Development Ltd.;
Director/Trustee of
two other investment
companies advised
by the Adviser.

David J. Olderman	Trustee	Private investor	9	Director, Greif, Inc.,
70‡¶	since 1994			Ladig, Inc., and
Minnesota Public Radio;
Director/Trustee of two
other investment
companies advised by
the Adviser.

Ralph F. Peters	Trustee	Private investor	9	Director/Trustee of two
76‡¶	since 1987			other investment
companies advised by
the Adviser.

R. Alastair Short	Trustee since	Managing Director, The GlenRock	9	Director/Trustee of two
52‡¶	June 2004	Group, LLC (private equity investment		other investment
		firm), May 1, 2004 to present; President,		companies advised
		Apex Capital Corporation (personal		by the Adviser.
investment vehicle), Jan. 1988 to
present; President, Matrix Global
Investments, Inc. and predecessor
company (private investment company),
Sept. 1995 to Jan. 1999.

Richard D.	Trustee	President and CEO, SmartBrief.Com	9	Director/Trustee of two
Stamberger	since 1994			other investment
46‡¶				companies advised
by the Adviser.

Worldwide Real Estate Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Officers:
Heidi L. Cain	Assistant Secretary and	Assistant Secretary and Assistant Vice President, Van Eck
27	Assistant Vice President	Associates Corporation, Van Eck Securities Corporation and
	since December 2005	Van Eck Absolute Return Advisers Corp., since December 2005;
Staff Attorney, Van Eck Associates Corporation since January 2005;
Student, New York University School of Law, August 2003 – May
2004; Student, Golden Gate University School of Law, August 2000 –
August 2003; Legal Investigator, Northern California Innocence
Project, January 2003 – July 2003; Legal Extern, Hon. Phyllis J.
Hamilton, Federal District Court Judge for the Northern District of
California, September 2002 – December 2002; Law Clerk, Law
Offices of Jeffrey Schwartz, September 2001 – January 2003; Legal
Assistant, Buchman & O’Brien, September 2000 – August 2001;
Officer of two other investment companies advised by the Adviser.

Charles T. Cameron	Vice President since 1996	President, Worldwide Bond Fund; Director of Trading, Van Eck
43		Associates Corporation; Co-Portfolio Manager, Worldwide Bond Fund
Series; Officer of two other investment companies advised by the Adviser.

Keith J. Carlson	Chief Executive Officer	President, Van Eck Associates Corporation, and Van Eck
49	and President since 2004	Securities Corporation since February 2004; Private Investor,
June 2003 – January 2004; Independent Consultant, Waddell &
Reed, Inc., April 2002 – May 2003; Senior Vice President, Waddell
& Reed, Inc., December 2002 – March 2003; President/Chief
Executive Officer/Director, Ivy Mackenzie Distributors, Inc., June
1993 – December 2002; Chairman/Director/President, Ivy
Mackenzie Services Corporation, June 1993 – December 2002;
Chairman/Director/Senior Vice President, Ivy Management Inc.,
January 1992 – December 2002; President/Chief Executive
Officer/Director/Executive Vice President/Senior Vice President,
April 1985 – December 2002; Officer of two other investment
companies advised by the Adviser.

Susan C. Lashley	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President,
50		Mutual Fund Operations, Van Eck Securities Corporation; Officer of
two other investment companies advised by the Adviser.

Thaddeus	Chief Compliance Officer	Chief Compliance Officer, Van Eck Absolute Return Advisers
Leszczynski	since September 2005	Corporation and Van Eck Associates Corporation since September
59		2005; Founder and Vice President, EARN Corporation, July 2004
to present; Private Practice Lawyer, January 2002 to present;
Executive Vice President, Asian Financial Network Ltd., September
2000 – January 2001; Vice President, Prudential Insurance
Company, March 1998 – August 2000; Officer of two other
investment companies advised by the Adviser.

Worldwide Real Estate Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Thomas K. Lynch	Vice President and	Vice President, Van Eck Associates Corporation and Van Eck
49	Treasurer since 2005	Absolute Return Advisers Corp., since April 2005; Second Vice
President and Associate Controller, TIAA-CREF, January 1996 to
April 2005; Senior Manager, Audits, Grant Thornton, December
1993 to January 1996; Senior Manager, Audits, McGladrey &
Pullen, December 1986 to December 1993; Officer of two other investment companies advised by the Adviser.

Joseph J. McBrien	Senior Vice President	Senior Vice President, General Counsel, and Secretary, Van Eck
57	and Secretary since	Associates Corporation, Van Eck Securities Corporation, and
	December 2005	Van Eck Absolute Return Advisers Corp., since December 2005;
Managing Director, Chatsworth Securities LLC, March 2001 –
November 2005; Private Investor/Consultant, September 2000 –
February 2001; Executive Vice President and General Counsel,
Mainstay Management LLC, September 1999 – August 2000;
Officer of two other investment companies advised by the Adviser.

Bruce J. Smith	Senior Vice President and	Senior Vice President and Chief Financial Officer, Van Eck
50	Chief Financial Officer	Associates Corporation; Senior Vice President, Chief Financial
	since 2005	Officer, Treasurer and Controller, Van Eck Securities Corporation
and Van Eck Absolute Return Advisers Corp.; Officer of two other investment companies advised by the Adviser; Vice President and
Treasurer of the Trust and two other investment companies
advised by the Adviser; 1985 – 2005.

Derek S. van Eck	Executive Vice President	President of Worldwide Hard Assets Fund series and the
41†	since 2004	Worldwide Real Estate Fund series of Van Eck Worldwide
Insurance Trust and the Global Hard Assets Fund series of Van
Eck Funds; Director of Van Eck Associates Corporation; Director
and Executive Vice President, Van Eck Securities Corporation;
Director and Executive Vice President, Van Eck Absolute Return
Advisers Corp.; Director, Greylock Capital Associates LLC, Vice
President and Treasurer of the Trust and two other Trusts advised by the Adviser, 1985 – 2005; Officer of two other investment companies advised by the Adviser.

[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

[2]	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. With respect to Messrs. Cowell, Olderman and Peters, the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Trustees.

[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc. and Van Eck Worldwide Insurance Trust.

‡	Member of the Governance Committee.

¶	Member of the Audit Committee.

†	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are interested persons as they own shares and are on the Board of Trustees/Officers of the investment adviser.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	(800) 544-4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman and
     Alastair Short, members of the Audit and Governance Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $157,600 for 2005 and $148,627 for 2004.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $40,583 for 2005 and $20,249 for
     2004.

c)   Tax Fees

     Ernst & Young billed tax fees of $21,469 for 2005 and $17,000 for 2004.

d)   All Other Fees

     None.

e)   The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Real Estate Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Real Estate Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date February 27, 2006
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Keith J. Carlson, CEO
                        ---------------------------

Date February 27, 2006
     -----------------

By (Signature and Title) /s/ Bruce J. Smith, CFO
                        ------------------------
Date February 27, 2006
     -----------------